Ivy Funds

Supplement dated February 26, 2018 to the

Ivy Funds Prospectus

dated July 5, 2017

as supplemented July 14, 2017, August 10, 2017, August 18, 2017, September 18, 2017, September 29, 2017, November 17, 2017, November 22, 2017, November 28, 2017, December 29, 2017, January 12, 2018 and February 6, 2018

Mergers of the Waddell & Reed Advisors Funds

Each series (each, a “WRA Fund”) of the Waddell & Reed Advisors Funds (the “WRA Trust”) has completed a reorganization with a corresponding series of the Ivy Funds. As a result, each WRA Fund has been reorganized out of existence. Therefore, effective immediately, all references to any WRA Fund and to the WRA Trust are hereby removed from the Prospectus.

Merger of Ivy Dividend Opportunities Fund

On February 1, 2018, shareholders of the Ivy Dividend Opportunities Fund (Dividend Opportunities Fund) approved an Agreement and Plan of Reorganization (Plan), pursuant to which substantially all of the assets of the Dividend Opportunities Fund were transferred to the Ivy Global Equity Income Fund (Global Equity Income Fund) in exchange for shares of the Global Equity Income Fund, and in complete liquidation of the Dividend Opportunities Fund (the Reorganization). Effective February 26, 2018, the Reorganization closed, and as a result, the Dividend Opportunities Fund has been reorganized out of existence and is no longer offered for investment. Accordingly, effective immediately, all references to the Dividend Opportunities Fund are hereby removed from the Prospectus.

Ivy Science and Technology Fund Non-Diversification Proposal

The Board of Trustees of Ivy Funds has determined that it is in the best interest of the Ivy Science and Technology Fund (Science and Technology Fund) and its shareholders to change the status of the Science and Technology Fund from “diversified” to “non-diversified,” as such term is defined in the Investment Company Act of 1940. A meeting of shareholders of record of the Science and Technology Fund as of February 9, 2018 has been called for April 13, 2018 to consider the approval of the change in the Science and Technology Fund’s diversification status. If shareholders approve the proposal, the Science and Technology Fund is expected to begin operating as a non-diversified fund on April 30, 2018. Informational materials about the proposal were mailed to shareholders on or about February 16, 2018.

Additionally, the following changes are effective immediately:

In the summary section for each Fund, the first paragraph under the section titled “Purchase and Sale of Fund Shares” is revised to read as follows:

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WI Services Company (WISC) if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A, B (if applicable) and C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A, B and C shares). If your shares are not held in a Direct Account (such as for Class N shares and Class R shares (if applicable), etc.), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

For Funds with Class T shares, the following is added:

You may purchase or redeem Class T shares any business day through your broker-dealer or other financial intermediary that has an agreement with IDI to sell Class T shares of the Fund. Not all financial intermediaries make Class T shares available to their customers. Please contact your broker-dealer to sell Class T shares of the Fund.

The following replaces the “Portfolio Manager” section for Ivy Global Equity Income Fund on page 109:

Portfolio Managers

Robert E. Nightingale, Senior Vice President of IICO, has managed the Fund since its inception in June 2012, and Christopher J. Parker, Vice President of IICO, has managed the Fund since February 2018.

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The following replaces the “The Management of the Funds — Portfolio Management — Ivy European Opportunities Fund and Ivy Global Equity Income Fund” section on page 243:

Ivy European Opportunities Fund: Robert E. Nightingale is primarily responsible for the day-to-day portfolio management of Ivy European Opportunities Fund. Mr. Nightingale has held his Fund responsibilities since October 2013. He is Senior Vice President of IICO and Vice President of the Trust. He joined WRIMCO in 1996 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO since February 2006. Mr. Nightingale earned a BS degree in Economics from the University of Wisconsin, an MS in Urban and Regional Planning and an MS in Finance from the University of Wisconsin. He is a member of the CFA Institute.

The following is inserted as a new paragraph immediately following the “The Management of the Funds — Portfolio Management — Ivy Global Bond Fund” section on page 243:

Ivy Global Equity Income Fund: Robert E. Nightingale and Christopher J. Parker are primarily responsible for the day-to-day portfolio management of Ivy Global Equity Income Fund. Mr. Nightingale has held his Fund responsibilities since June 2012. Biographical information for Mr. Nightingale is listed above under The Management of the Funds — Portfolio Management — Ivy European Opportunities Fund.

Mr. Parker has held his Fund responsibilities since February 2018. Mr. Parker is Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined Waddell & Reed in January 2008 as an investment analyst and has served as portfolio manager for investment companies managed by IICO since September 2011. He earned a BS degree in Finance from Boston College and an MBA with concentrations in Finance and Management/Strategy from Northwestern University, Kellogg Graduate School of Management. Mr. Parker is a Chartered Financial Analyst.

The third bullet point under the “Buying Shares — When you place an order to buy shares” paragraph on page 261 is revised to read as follows:

∎	You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day (such as Waddell & Reed, Inc.), you will receive the offering price next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.

The fourth bullet point of the “Selling Shares — When you place an order to sell shares or when you make a withdrawal from your Ivy InvestEd Plan account by placing an order to sell shares” paragraph on page 264 is revised to read as follows:

∎	If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day (such as Waddell & Reed, Inc.), you will receive the NAV next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

The second paragraph of the “Exchange Privileges” section on page 266 is deleted in its entirety.

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